UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

Vivint Solar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36642	45-5605880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Ashton Blvd. Lehi, UT		84043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 404-4129

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VSLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 10, 2020, Vivint Solar, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, 107,196,225 shares of the Company’s common stock, or approximately 85.98% of the 124,670,197 shares entitled to vote, were present virtually or by proxy and voted on the following four proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the United States Securities and Exchange Commission on April 28, 2020 (the “Proxy Statement”).

1. The stockholders elected the three individuals listed below as Class III directors to serve on the Board of Directors of the Company, each to serve for a three-year term ending in 2023 or until his or her successor is duly elected and qualified or until his or her death, resignation or removal.  The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes	Uncast Votes
David Bywater	92,039,185	3,534,100	11,622,860	80
Ellen S. Smith	95,298,273	275,012	11,622,860	80
Peter F. Wallace	85,958,256	9,615,029	11,622,860	80

2. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
106,958,895	141,988	95,342	–

3.The stockholders voted, on a non-binding advisory basis, to approve the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
82,590,149	12,886,818	96,398	11,622,860

4. The stockholders voted, on a non-binding advisory basis, on the frequency of future votes on the compensation paid to the Company’s named executive officers.  The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
95,187,132	55,950	246,527	83,756	11,622,860

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vivint Solar, Inc.

Date: June 10, 2020	By:	/s/ Dana Russell
Dana Russell
Chief Financial Officer, Executive Vice President, and Assistant Secretary